THE MAINSTAY GROUP OF FUNDS

MainStay MAP Fund (“Fund”)

Supplement Dated June 20, 2008 (“Supplement”)
to the Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the Fund. You may obtain a copy of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

MainStay MAP Fund

1. Effective September 2, 2008, replace the first paragraph in the section entitled “Principal Investment Strategy” on page 28 of the prospectus in its entirety with the following:

“The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in domestic securities but may invest up to 35% of its net assets, plus any borrowings for investment purposes, in foreign securities. Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the counter markets are not considered “foreign securities” for the purpose of this limitation.”

2. Effective September 2, 2008, add the following information under “Principal Risks” on page 29 of the Prospectus:

“Since the Fund may invest a significant portion of its assets in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:

●	fluctuating currency values,
●	less liquid trading markets,
●	greater price volatility,
●	political and economic instability,
●	less publicly available information about issuers,
●	changes in U.S. or foreign tax or currency laws, and
●	changes in monetary policy.

Foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities which could create trading, settlement, custodial or other operational risks. There may also be difficulty in invoking legal protections across borders. The Fund may also incur higher expenses and costs when making foreign investments, which could affect the Fund’s total return.

Changes affecting particular regions or sectors of international markets may also have significant impact on the Fund.

The risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable. Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.

Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets.

Some foreign securities may not be traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE MAINSTAY FUNDS

Supplement Dated June 20, 2008 (“Supplement”)
to the Statement of Additional Information dated February 28, 2008 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for The MainStay Funds (the “Funds”). You may obtain a copy of the Funds' Prospectus and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

1.  The “Investment Practices, Instruments and Risks Common to Multiple Funds” section is hereby amended to include the following on page 31, immediately preceding the discussion entitled “Illiquid Securities:”

HYBRID INSTRUMENTS AND OTHER CAPITAL SECURITIES

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics. Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. There is a risk that, under certain conditions, the redemption value of a hybrid may be zero. Depending on the level of a Fund’s investment in hybrids, these risks may cause significant fluctuations in the Fund’s net asset value. Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits described below under the heading “Investment Companies.”

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities.    Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

2. Effective September 2, 2008, remove the second paragraph under “MAP Fund” on page 5 of the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE